Related parties	12 Months Ended
Dec. 31, 2019
Disclosure of transactions between related parties [abstract]
Related parties
Related parties
Compensation of key management
Compensation awarded to key management, defined as Directors and executive officers,was composed of the following:

	2019 $	2018 $
Salaries and short-term employee benefits	2,575	2,042
Bonuses accrued or paid	1,667	879
Director fees and services	592	446
Stock-based compensation	4,717	4,971
	9,551	8,338

Not included in the above numbers is a royalty obligation accrual of $1,029,000 for two executive officers of the Company which has been recorded in other expenses. The details of this royalty obligation are discussed more fully in note 12 of the audited financial statements for the year ended December 31, 2019.

Other
Stephen P. Robertson, a partner at Borden Ladner Gervais (BLG) acts as the Company’s corporate secretary. The Company incurred legal fees in the normal course of business to BLG of $473,000 for the year ended December 31, 2019 ($135,000 for the year ended December 31, 2018). We have no ongoing contractual or other commitments as a result of engaging Mr. Robertson to act as our corporate secretary. Mr. Robertson receives no additional compensation for acting as the corporate secretary beyond his standard hourly billing rate.
The outstanding contingent consideration payable to ILJIN, is the result of an Arrangement Agreement (the Arrangement Agreement) completed on September 20, 2013 between the Company, Aurinia Pharma Corp. and ILJIN. The contingent consideration payable to ILJIN is more fully discussed in note 11 of the audited consolidated financial statements for the year ended December 31, 2019. As a result of the resignation of Dr. Joon Lee, an employee of ILJIN, in the fourth quarter of 2019, ILJIN is not considered a related party at December 31, 2019.